Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact Information

Johnson Controls

Investors:       Glen Ponczak 414-524-2375

Media:                      Fraser Engerman 414-524-2733

Tyco

Investors:       Antonella Franzen 609-720-4665

Ryan Edelman 609-720-4545

Media:                      Stephen Wasdick 609-806-2262

Johnson Controls and Tyco to Merge

Creates a global leader uniquely positioned in buildings and energy platforms with deep expertise across attractive end markets

•                  Brings together best-in-class product, installation and service capabilities across controls, fire, security, HVAC and power solutions

•                  Accelerates innovation and ability to capture opportunities in fast-growing ‘smart’ markets with the latest in devices, controls, sensors, data analytics and advanced solutions

•                  Compelling value creation for shareholders of both companies through at least $650 million in identified synergies as well as opportunities for enhanced revenue growth

•                  Spin off of ‘Adient’ (Johnson Controls Automotive Experience) on track for early fiscal Q1 2017 (post-merger closing)

Milwaukee, Wisconsin and Cork, Ireland, Jan. 25, 2016—Johnson Controls (NYSE: JCI) and Tyco (NYSE: TYC) today announced that they have entered into a definitive merger agreement under which Johnson Controls, a global multi-industrial company, will combine with Tyco, a global fire and security provider, to create the leader in building products and technology, integrated solutions and energy storage.

Under the terms of the agreement, which has been unanimously approved by both companies’ Boards of Directors, Johnson Controls shareholders will own approximately 56 percent of the equity of the combined company and receive aggregate cash consideration of approximately $3.9 billion. Current Tyco shareholders will own approximately 44 percent of the equity of the combined company.

“The proposed combination of Johnson Controls and Tyco represents the next phase of our transformation to become a leading global multi-industrial company,” stated Alex Molinaroli, chairman and chief executive officer, Johnson Controls. “With its world-class fire and security businesses, Tyco aligns with and enhances the Johnson Controls buildings platform and further positions all of our businesses for global growth.  Through this transaction, we will also expand our ability to further invest globally, develop new innovative solutions for customers and return capital to shareholders.”

“The combination of Tyco and Johnson Controls is a highly strategic, value-enhancing step that brings together the unique strengths of two great companies to deliver best-in-class building technologies and services to customers around the world,” said George R. Oliver, chief executive officer, Tyco. “We believe this transaction will allow us to better capture opportunities created by increased connectivity in homes, buildings and cities. Joining forces with Johnson Controls pairs our leading established businesses with robust innovation pipelines and extensive global footprints to deliver greater value to customers, shareholders and employees of both companies.”

Under the terms of the proposed transaction, the businesses of Johnson Controls and Tyco will be combined under Tyco International plc, which will be renamed “Johnson Controls plc.” The companies expect that shares of the combined company will be listed on the New York Stock Exchange and trade under the “JCI” ticker.  Upon the closing of the transaction, the combined company is expected to maintain Tyco’s Irish legal domicile and global headquarters in Cork, Ireland. The primary operational headquarters in North America for the combined company will be in Milwaukee, where Johnson Controls has been based.

Strategic Rationale

The combined company brings together best-in-class product, technology and service capabilities across controls, fire, security, HVAC, power solutions and energy storage, to serve various end-markets including large institutions, commercial buildings, retail, industrial, small business and residential.  The combination of the Tyco and Johnson Controls buildings platforms creates immediate opportunities for near-term growth through cross-selling, complementary branch and channel networks, and expanded global reach for established businesses.

The new company will also benefit by combining innovation capabilities and pipelines involving new products, advanced solutions for smart buildings and cities, value-added services driven by advanced data and analytics and connectivity between buildings and energy storage through infrastructure integration. As a result, the new company will be able to better partner with its customers to help improve their overall performance and operations, enhancing the experience for their own customers in areas such as comfort, safety and accessibility. In addition, the combined company will have one of the largest energy storage platforms with capabilities including traditional lead acid as well as advanced lithium ion battery technology serving the global energy storage market.

Johnson Controls is in the midst of a strategic transformation to become a top-quartile multi-industrial company with leadership in attractive spaces connected to core growth platforms in buildings and energy storage. This focus has resulted in significant portfolio changes over the past few years including the divestiture of its Automotive Electronics and Interiors and Global Workplace Solutions businesses, as well as the acquisition of Air Distribution Technologies and the formation of Johnson Controls - Hitachi joint venture.  The company announced in July 2015 that it is planning to spin off Adient at the beginning of fiscal year 2017.

Tyco has transformed from a diversified holding company to a streamlined operating company with a focused and leading portfolio in fire and security that will complement Johnson Controls’ buildings platform.  Tyco combines best-in-class products with a world-class installation and service capability delivered across a global network of branches.  The company’s core strengths include security and fire systems integration, commercial security monitoring, as well as fire, security and life-safety products.

Value Creation For Both Companies’ Shareholders

Pro forma for the transaction and separation of Adient, Johnson Controls is expected to have approximately $32 billion of revenue in fiscal year 2016 and $4.5 billion of EBITDA before synergies. Adient is expected to have approximately $16.6 billion of revenue in fiscal year 2016 and $1.6 billion of EBITDA. In addition, Adient is expected to distribute between $2.5 to $3.5 billion to Johnson Controls in conjunction with the spin-off.

The new company expects to deliver at least $500 million in operational synergies over the first three years after closing. These annual cost synergies are expected to be achieved by increasing efficiencies, eliminating redundancies, integrating the global branch networks, and leveraging the combined scale of an over $20 billion buildings business platform. In addition, the transaction is expected to create at least $150 million in annual tax synergies.

Johnson Controls shareholders will own approximately 56 percent of the equity of the combined company and receive aggregate cash consideration of approximately $3.9 billion. Tyco shareholders will own approximately 44 percent of the equity of the combined company. The exchange ratio represents a 13 percent premium to Tyco shareholders based on 30-day volume-weighted average prices and an 11 percent premium based on share prices as of the close of market on Jan. 22, 2016, assuming that each share of the combined company has a value equal to one Johnson Controls share. Given their ownership of the combined company, both Tyco and Johnson Controls shareholders will participate in the substantial value-creation opportunities presented by $650 million in synergies, plus incremental upside from revenue growth acceleration.

Post-transaction, the combined company expects to maintain a strong investment grade credit rating and continue to pursue a balanced capital allocation program including a strong and growing dividend, consistent return of capital, and value-creating investment.

Both Johnson Controls and Tyco shareholders will receive shares of Adient (Johnson Controls Automotive Experience) which will be distributed after the merger. The Adient spin-off is expected to occur at the beginning of fiscal 2017.

Transaction Details

Immediately prior to the merger, Tyco will effect a reverse stock split so that Tyco shareholders will receive a fixed exchange ratio of 0.9550 shares for each of their existing Tyco shares.

Johnson Controls shareholders may elect to receive either one share of the combined company for each of their Johnson Controls shares or cash equal to $34.88 per share, which represents Johnson Controls’ five-day volume-weighted average share price.  Elections by Johnson Controls shareholders are subject to proration such that an aggregate of approximately $3.9 billion cash is paid in the merger.

The combination will be tax-free to Tyco shareholders, and taxable to Johnson Controls shareholders.

Tyco has secured a committed $4.0 billion bank facility to finance the cash consideration of the transaction.

The completion of the transaction, which is expected by the end of fiscal year 2016, is subject to customary closing conditions, including regulatory approvals and approval by both Johnson Controls and Tyco shareholders.

Governance and Leadership

Following closing of the transaction, the board of directors of the combined company is expected to have 11 directors, consisting of six directors from Johnson Controls and five directors from Tyco.  Alex Molinaroli will be the chairman and chief executive officer (CEO) of the combined company.  George Oliver will serve as president and chief operating officer and serve as a director on the new board, with responsibility for the operating businesses and leading the integration.

Mr. Molinaroli will serve as chairman and CEO for a term of 18 months after the closing.  At that time, Mr. Oliver will become CEO and Mr. Molinaroli will become executive chair for one year, after which Mr. Oliver will become chairman and CEO.

Centerview Partners is serving as Johnson Controls’ lead financial advisor. Barclays is serving as financial advisor for Johnson Controls. Wachtell, Lipton, Rosen & Katz and A&L Goodbody are acting as its legal advisors.

Lazard is serving as Tyco’s lead financial advisor.  Citi is providing the committed financing for the transaction and Goldman Sachs is serving as financial advisor for Tyco. Simpson Thacher & Bartlett and Arthur Cox are acting as its legal advisors.

Fiscal Q1 Earnings Update:

As part of today’s announcement, both companies provided preliminary 2016 first fiscal quarter earnings results.  Johnson Controls said its adjusted earnings per share for the first fiscal quarter is expected to be $0.82, compared with guidance of $0.80 - $0.83. Tyco’s earnings per share before special items is expected to be $0.42 versus guidance of $0.40.

Johnson Controls will report earnings on Jan. 28, 2016.  Tyco will report on Jan. 29, 2016.

The two companies will hold a call for financial analysts on Monday, Jan. 25, 2016 at 8:45 a.m. Eastern time. The call will be webcast and available at www.jci.com and www.tyco.com., and also can be accessed in the following ways:

•                  Live via webcast — through the Investor Relations section of Tyco’s website at http://investors.tyco.com, or directly at http://edge.media-server.com/m/p/b6mwu2kx

•                  Live via telephone (for “listen-only” participants and those who would like to ask a question) — by dialing 800-857-9797 (in the United States) or 517-308-9029 (outside the United States), passcode “12516”,

•                  Replay via telephone — by dialing 800-839-9316 (in the United States) or 402-998-1696 (outside the United States), passcode 6497, from 10:45 a.m. (ET) on January 25, 2016, until 11:59 p.m. (ET) on February 25, 2016, and

•                  Replay via webcast — through the “Presentations & Webcasts” link on the Investor Relations section of Tyco’s website: http://investors.tyco.com.

About Johnson Controls

Johnson Controls is a global diversified technology and industrial leader serving customers in more than 150 countries. Our 130,000 employees create quality products, services and solutions to optimize energy and operational efficiencies of buildings; lead-acid automotive batteries and advanced batteries for hybrid and electric vehicles; and seating components and systems for automobiles. Our commitment to sustainability dates back to our roots in 1885, with the invention of the first electric room thermostat. Through our growth strategies and by increasing market share we are committed to delivering value to shareholders and making our customers successful. In 2015, Corporate Responsibility Magazine recognized Johnson Controls as the #14 company in its annual “100 Best Corporate Citizens” list. For additional information, please visit http://www.johnsoncontrols.com. Follow Johnson Controls Investor Relations on Twitter at www.twitter.com/JCI_IR.

About Tyco

Tyco (NYSE: TYC) is the world’s largest pure-play fire protection and security company. Tyco provides more than three million customers around the globe with the latest fire protection and security products and services. Tyco has over 57,000 employees in more than 900 locations across 50 countries serving various end markets, including commercial, institutional, governmental, retail, industrial, energy, residential and small business. For more information, visit www.tyco.com. ###

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NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Johnson Controls, Inc. (“Johnson Controls”) and Tyco International plc (“Tyco”), Tyco will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Johnson Controls and Tyco that also constitutes a prospectus of Tyco (the “Joint Proxy Statement/Prospectus”). Johnson Controls and Tyco plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF Johnson Controls AND Tyco ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Johnson Controls, Tyco, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Johnson Controls and Tyco through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by Johnson Controls by contacting Johnson Controls Shareholder Services at Shareholder.Services@jci.com or by calling (800) 524-6220 and will be able to obtain free copies of the documents filed with the SEC by Tyco by contacting Tyco Investor Relations at Investorrelations@tyco.com or by calling (609) 720-4333.

PARTICIPANTS IN THE SOLICITATION

Johnson Controls, Tyco and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Johnson Controls and Tyco in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Johnson Controls’ directors and executive officers is contained in Johnson Controls’ proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on December 14, 2015. Information regarding Tyco’s directors and executive officers is contained in Tyco’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on January 15, 2016.

Johnson Controls Cautionary Statement Regarding Forward-Looking Statements

There may be statements in this communication that are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, therefore, subject to risks and uncertainties, including, but not limited to, statements regarding Johnson Controls’ or the combined company’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ or the combined company’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Johnson Controls’ and/or Tyco’s ability to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, any delay or inability of the combined company to realize the expected benefits and synergies of the transaction, changes in tax laws, regulations, rates, policies or interpretations, the loss of key senior management, anticipated tax treatment of the combined company, the value of the Tyco shares to be issued in the transaction, significant transaction costs and/or unknown liabilities, potential litigation relating to the proposed transaction, the risk that disruptions from the proposed transaction will harm Johnson Controls’ business, competitive responses to the proposed transaction and general economic and business conditions that affect the combined company following the transaction. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in Johnson Controls’ Annual Report on Form 10-K for the fiscal year ended September 30, 2015 filed with the SEC on November 18, 2015 and available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. Any forward-looking statements in this communication are only made as of the date of this communication, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Tyco Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Tyco’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction. Many factors could cause actual results to differ materially from these forward-looking statements, including, in addition to factors previously disclosed in Tyco’s reports filed with the SEC, which are available at www.sec.gov and www.tyco.com under the “Investor Relations” tab, and those identified elsewhere in this communication, risks relating to the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, the ability of Tyco and Johnson Controls to integrate their businesses successfully and to achieve anticipated synergies, changes in tax laws or interpretations, access to available financing, potential litigation relating to the proposed transaction, and the risk that disruptions from the proposed transaction will harm Tyco’s business.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Statement Required by the Irish Takeover Rules

The directors of Johnson Controls accept responsibility for the information contained in this communication other than that relating to Tyco and the Tyco group of companies and the directors of Tyco and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Johnson Controls (who have taken all reasonable care to ensure that such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Tyco accept responsibility for the information contained in this communication relating to Tyco and the directors of Tyco and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Tyco (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Centerview Partners LLC is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Johnson Controls and no one else in connection with the proposed transaction. In connection with the proposed transaction, Centerview Partners LLC, its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Johnson Controls for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

Barclays Capital Inc. is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Johnson Controls and no one else in connection with the proposed transaction. In connection with the proposed transaction, Barclays Capital Inc., its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Johnson Controls for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

Lazard Freres & Co. LLC, which is a registered broker dealer with the SEC, is acting for Tyco and no one else in connection with the proposed transaction and will not be responsible to anyone other than Tyco for providing the protections afforded to clients of Lazard Freres & Co. LLC, or for giving advice in connection with the proposed transaction or any matter referred to herein.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014 Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication.

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